Q1 2025 Earnings Release APRIL 29, 2025

2Littelfuse, Inc. © 2025 DISCLAIMERS Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; economic conditions; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity price fluctuations; the effect of the Company's accounting policies; labor disputes and shortages; restructuring costs in excess of expectations; pension plan asset returns less than assumed; uncertainties related to political or regulatory changes; integration of acquisitions may not be achieved in a timely manner, or at all; limited realization of the expected benefits from investment and strategic plans; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward- looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 28, 2024. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 28, 2024, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position enhancing an investor’s overall understanding of its core financial performance. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

3Littelfuse, Inc. © 2025 WELCOME NEW CEO DR. GREG HENDERSON Key Observations ✓ Littelfuse is a leader in developing smart solutions that enable safe & efficient electrical energy transfer. ✓ We have a highly talented team and a well-positioned global operating model. ✓ We have a history of strong profitability and cash generation that provide a solid foundation for long-term success. Go Forward Priorities 1. Enhance our focus to capitalize on future growth opportunities 2. Provide more complete solutions for a broader set of customers 3. Drive further operational excellence to amplify long-term performance

4Littelfuse, Inc. © 2025 TECHNOLOGY SPOTLIGHT – DATA CENTER CAPABILITIES Empowering a Sustainable Data Center ▪ Key supplier and partner to leading data center hyperscaler and infrastructure innovators ▪ Leading capabilities range from power distribution and on-the-rack power shelves to cooling and power supply ▪ Leveraging passive and protection leadership; power semi and switching capabilities ▪ Driving improved power efficiency & safety ▪ Robust new business opportunity funnel

5Littelfuse, Inc. © 2025 Q1 2025 FINANCIAL SUMMARY Strong first quarter performance as sales and EPS exceeded the prior guided range01 Q1 momentum across all businesses reflected in sequential sales growth and improved book-to-bill02 Into Q2, we have a strong backlog and are focused on executing through an uncertain environment 03 We are hard at work with a goal to further leverage our strengths and sharpen our strategic playbook04

6Littelfuse, Inc. © 2025 Q1 2025 TOTAL COMPANY ▪ Revenue +4% reported and +3% organically vs. PY ▪ GAAP op margin 12.7%; Adjusted op margin 14.2%, +320 bps vs PY ▪ Strong operational performance, conversion on sales growth ▪ Effective tax rate: GAAP 27.3%; Adj. 25.5% ▪ Q1 Op cash flow $66m; Free cash flow $43m, +3% vs PY ▪ FCF conversion of 98% FINANCIAL PERFORMANCE GAAP EPS $1.93 $1.75 Adj. EPS $1.76 $2.19 Adj. EBITDA% 17.1% 20.1% $535 $554 Q1-24 Q1-25 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation

7Littelfuse, Inc. © 2025 CASH GENERATION & CAPITAL DEPLOYMENT Well-positioned business model & execution drive robust long-term cash generation – Prioritizing growth investments – Disciplined approach to working capital management – Targeting 100+% conversion in FCF – Strong and flexible balance sheet supports capital deployment strategy History of thoughtful capital allocation – Strategic acquisitions – Dividends and share repurchases Q1 2025 capital deployment – returned $45m to shareholders – $17m dividend payment – $27m via share repurchase See appendix for GAAP to non-GAAP reconciliation

Q1 2025 ELECTRONICS SEGMENT

FINANCIAL PERFORMANCE


Revenue
$291
$307
Q1-24
Q1-25

	Q1-24	Q1-25
Op Margin	13.0%	15.2%
Adj. EBITDA%	19.8%	22.1%

(in millions)

- Revenue +6% reported and +3% organically vs. PY
  - Passive products +12% vs. PY; +13% organic
  - Semiconductors flat vs. PY; (-5%) organic
  - +4% from Dortmund capacity sharing agreement
- Improved Passive Products & Protection orders, continued soft Power Semiconductor demand
- Q1 Op margin 15.2%, +220 bps vs PY
  - Strong conversion on Passive Products & Protection volume recovery

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

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9Littelfuse, Inc. © 2025 Q1 2025 TRANSPORTATION SEGMENT ▪ Revenue (-5%) reported and (-4%) organically vs. PY ▪ Passenger vehicle (-7%) / Organic (-6%) ▪ Lower global car builds, unfavorable regional mix & planned auto sensor pruning ▪ Commercial vehicle (-2%) / Organic (-2%) ▪ Continued end market demand softness ▪ Q1 Op margin 11.7%, +220 bps vs PY ▪ Focus on profitability initiatives amid soft demand conditions FINANCIAL PERFORMANCE Op Margin 9.5% 11.7% Adj. EBITDA% 14.6% 17.1% $170 $162 Q1-24 Q1-25 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation

10Littelfuse, Inc. © 2025 Q1 2025 INDUSTRIAL SEGMENT ▪ Revenue +15% reported and +16% organically vs. PY ▪ Strong renewable, data center and HVAC growth; favorable pricing ▪ Q1 Op margin 15.3%, +880 bps vs PY ▪ Strong execution, conversion on sales growth FINANCIAL PERFORMANCE Op Margin 6.5% 15.3% Adj. EBITDA% 11.9% 18.5% $74 $85 Q1-24 Q1-25 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation

GLOBAL FOOTPRINT, FLEXIBLE OPERATING MODEL

Global footprint strategically positioned to support customers in-region
- Balanced revenue exposure
- Strategically positioned close to customers and supply chains
- Local teams in local markets

Flexible operating model
- History of footprint diversification
- Asset-light manufacturing (2024 CapEx % of sales ~3.5%)
- Ability to quickly flex cost structure; playbook for uncertain environment

Strong tariff mitigation playbook for a dynamic environment
- Working with customers to flex logistics and sourcing options
- Implementing pricing actions when necessary

Littelfuse Global Operating Footprint


Legend
Sales
R&D
Manufacturing

2024 Revenue Mix by Region


ROW, 15%
US, 37%
Europe, 21%
China, 23%

2024 US Sales Sourcing by Region*


All Other, 20%
China, 15%
Europe, 5%
Mexico, 60%
Note: MX ~90% tariff exempt

*Company estimate

Littelfuse
Expertise Applied | Answers Delivered
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12Littelfuse, Inc. © 2025 Q2 2025 GUIDANCE ▪ Entered Q2 with momentum and a strong backlog ▪ Prepared to navigate an uncertain environment ▪ Flexible operating model, experienced global teams & a strong balance sheet ▪ Deploying a strong tariff mitigation playbook ▪ Sales $565m - $595m ▪ +5% sequential, +4% vs PY ▪ +2% growth from Dortmund capacity sharing agreement ▪ +2% from pricing related to tariff recoveries ▪ Adj. EPS $2.10- $2.40 ▪ Expected adj. effective tax rate 23-25% (in millions) $558 $554 $565 - $595 Q2-24 Q1-25 Q2-25 Revenue Adj. EPS $1.97 $2.19 $2.10 - $2.40 GAAP EPS $1.82 $1.75 - See appendix for GAAP to non-GAAP reconciliation

FULL YEAR 2025 CONSIDERATIONS / EXPECTATIONS

- FY Dortmund capacity sharing agreement impact… +2% growth to Company sales, Neutral EPS impact
- F/X & Commodities +1% tailwind to sales; ~+$0.40 benefit to EPS, +60 bps margin benefit at current rates
- Other Assumptions
  - $58m amortization expense
  - $35m interest expense, expect to offset ~2/3 with interest income from cash investment strategies
  - Adj. effective tax rate 23-25%
- Expect ~100% free cash flow conversion
  - Projecting ~$90-95m investment in capital expenditures

Focused on Executing Through an Uncertain Environment While Not Losing Sight of Strategic Priorities

Littelfuse
Expertise Applied | Answers Delivered
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14Littelfuse, Inc. © 2025 APPENDIX

15Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION Note: Total will not always foot due to rounding. (a) reflected in selling, general and administrative expenses ("SG&A"). (b) reflected in cost of sales. (c) reflected in restructuring, impairment and other charges. (c) 2024 amount reflected a gain of $0.3 million gain from the sale of a building within the Transportation segment. (d) 2024 amount reflected $0.2 million increase in coal mining reserves. (e) reflected the tax impact associated with the non-GAAP adjustments.

16Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

17Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

18Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D (1) Passenger vehicle business (PVB) includes passenger car and auto sensor products.

19Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

20Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D * Our Credit Agreement and Private Placement Note with maturities ranging from 2024 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered. The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries). (1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

21Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Note: Total will not always foot due to rounding. (a) reflected in selling, general and administrative expenses ("SG&A"). (b) reflected in restructuring, impairment and other charges. (c) 2024 amount reflected a gain of $0.7 million recorded for the sale of building within the Transportation segment. (d) Q2 2024 included a reversal of $0.5 million for an asset retirement obligation charge related the disposal of a business in 2019. (e) reflected the tax impact associated with the non-GAAP adjustments.

22Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D